To our members,
The coronavirus brought the long economic expansion to an end with a sudden halt. The U.S. stock market appears to have priced in a quick economic recovery, but historic unemployment rates will likely have a lasting impact on the economy, and many businesses are struggling.
An economic recovery will depend on the course of the virus and public health response. Stock markets may bounce around until the economy finds firmer footing. Time will tell if the stock market is correct in predicting a quick recovery.
History has shown that market recoveries have been longer and stronger than downturns. Over the past 70 years, the average bear market has lasted 14 months and resulted in an average loss of 33%. The average bull market has run for 72 months and averaged a gain of 279%. Missing out on a bounce back can be costly, which is why its important to stay invested, even through difficult times, and try not to time the market. There are some things you can control and others you cannot. One thing you can control is working with your Financial Representative to create a portfolio that matches your time horizon, risk tolerance, risk capacity, and your own personal financial goals.
If you are sensitive to stock market declines like weve seen, consider reallocating your portfolio to make sure it also includes enough holdings that produce regular income. A balanced strategy with both growth and income will typically have less volatility and lower downside potential. With a long-term focus, your WoodmenLife Variable Annuity should remain a solid part of your investment plan for retirement and protecting your family with its death benefit guarantee. Account values change daily, but portfolios built with prudent asset allocation and diversification have a much better chance to withstand the ups and downs of the market.
We are always available to answer questions and provide assistance. You can reach our Customer Contact Center at 1-877-664-3332, Monday through Friday, 8 a.m. to 4:30 p.m. CT.

Sincerely,

Tim Buderus
President & CEO
Woodmen Financial Services, Inc.